Summary of Investments in Real Estate (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Real Estate Properties [Line Items]
Land	$ 32,624	$ 30,168	$ 27,089
Building	131,215	121,390	109,072
Furniture, fixtures and equipment	2,826	2,007	1,267
Total investment in real estate	166,665	153,565	137,428
Accumulated depreciation	(14,805)	(12,283)	(9,304)	0
Investments in real estate, net	$ 151,860	$ 141,282	$ 128,124